UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2014

JACKSONVILLE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois	62650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 245-4111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On April 22, 2014, Jacksonville Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, Stockholders considered the election of directors, the ratification of the independent registered public accounting firm, and the approval of advisory votes on executive compensation. A breakdown of the votes cast is set forth below.

1.   The election of directors for a three year term:.

	For	Withheld	Broker non- votes

Dean H. Hess	1,207,243	26,051	391,917

John C. Williams	1,206,156	27,138	391,917

Harmon B. Deal, III	1,207,621	25,673	391,917

2.   The ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

For	Against	Abstain	Broker non-votes

1,612,879	4,185	8,147	0

3.   The approval of an advisory vote on executive compensation.

For	Against	Abstain	Broker non-votes

1,187,743	30,961	14,590	391,917

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transaction: None.

(d)	Exhibits: None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

Date: April 23, 2014	By:	/s/ Richard A. Foss
Richard A. Foss
President and Chief Executive Officer